Concentrations of Risk	6 Months Ended
Dec. 31, 2018
Risks and Uncertainties [Abstract]
Concentrations of risk

Note 13 – Concentrations of risk

Credit Risk

The Company is exposed to credit risk from its cash in bank and fixed deposits, and accounts and notes receivable, other receivables and advances on equipment purchases.

As of December 31, 2018, approximately $1.1 million was on deposit with a bank located in the PRC subject to credit risk. In China, the insurance coverage of each bank is RMB 500,000 (approximately USD $73,000). Management believes that the credit risk on cash in bank and fixed deposits is limited because the counterparties are recognized financial institutions.

Accounts receivable, other receivables and advances on inventory purchases are subject to credit evaluations. An allowance has been made for estimated unrecoverable amounts which have been determined by reference to past default experience and the current economic environment.

Customer Concentration Risk

For the six months ended December 31, 2018, the Company had four customers accounting for approximately 25.6%, 16.9%, 16.1% and 10.9% of total revenue. For the six months ended December 31, 2017, the Company had two customers accounting for approximately 16.8% and 11.9% of total revenue. As of December 31, 2018 and June 30, 2018, no customer accounted for more than 10% of the total balance of accounts receivable.

For the six months ended December 31, 2018, the Company had three vendors each accounting for approximately 14.1%, 10.4% and 10.0% of total purchases. For the six months ended December 31, 2017, no vendor accounted for more than 10% of total purchases. As of December 31, 2018 and June 30, 2018, no vendor accounted for more than 10% of the total balance of accounts payable.